UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2013

UNITED DOMINION REALTY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-156002-01	54-1776887
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado	80129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into A Material Definitive Agreement.

On June 6, 2013, UDR, Inc. (the “Company”) entered into an amendment to the $250 million term loan which matures January 2016 (the “$250 Million Term Loan Amendment”), and an amendment to the $100 million term loan which matures January 2016 (the “$100 Million Term Loan Amendment,” and collectively with the $250 Million Term Loan Amendment, the “Term Loan Amendments”). United Dominion Realty, L.P., the Company’s Operating Partnership, is a guarantor on the $250 million term loan and the $100 million term loan.

Under the terms of the Term Loan Amendments, the applicable spread over LIBOR for the term loans is reduced from 142.5 to 125 basis points, and the maturity dates of the term loans are extended to June 2018. Both the Company’s credit facility and the term loans have matching covenants, which have been enhanced mainly by a reduction in the cap rate used to calculate Gross Asset Value to 6 percent from 6.5 percent and the addition of an Investment in Unconsolidated Affiliates carve-out for Permitted Investments.

The $250 Million Term Loan Amendment and the $100 Million Term Loan Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and each such exhibits are incorporated herein by reference. The foregoing description of the material terms of the Term Loan Amendments, as well as the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to Exhibits 10.1 and 10.2.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information reported under Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On June 10, 2013, the Company issued a press release announcing the entry into the Term Loan Amendments. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	$250 Million Term Loan Amendment, dated as of June 6, 2013.

10.2	$100 Million Term Loan Amendment, dated as of June 6, 2013.

99.1	Press release dated June 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED DOMINION REALTY, L.P.

	By:	UDR, INC., its sole general partner

Date: June 10, 2013	By:	/s/ Warren L. Troupe
Name: Warren L. Troupe
Title: Senior Executive Vice President

EXHIBIT LIST

Exhibit No.	Description

10.1	$250 Million Term Loan Amendment, dated as of June 6, 2013.

10.2	$100 Million Term Loan Amendment, dated as of June 6, 2013.

99.1	Press release dated June 10, 2013.

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